Exhibit 99.3

PANELTECH INTERNATIONAL LLC
CHARLESTON BASICS, INC.
 INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
 (Unaudited)

The following unaudited pro forma condensed combined financial statements give effect to the merger between Paneltech International LLC (“Paneltech”) and Paneltech Products, Inc., a wholly owned subsidiary of Charleston Basics, Inc. (“CHARLESTON”), contemplated in the Agreement and Plan of  Merger dated as of December 23, 2009.  Effective on December 23, 2009, Paneltech was merged with Paneltech Products, Inc., becoming a wholly-owned subsidiary of CHARLESTON whereby 100% of the membership units of Paneltech were exchanged for 61,759,852 shares of CHARLESTON, a public corporation. Upon completion of the merger, CHARLESTON changed its name to Paneltech International Holdings, Inc.

As a result of the transaction, the former owners of Paneltech became the controlling stockholders of CHARLESTON. Accordingly, the merger of Paneltech and CHARLESTON is a reverse merger that has been accounted for as a recapitalization of Paneltech, which is deemed to be the accounting acquirer. The unaudited pro forma information is presented for illustration purposes only in accordance with the assumptions set forth below and in the notes to the unaudited pro forma combined condensed financial statements.

The unaudited pro forma condensed combined balance sheet combines the balance sheets of Paneltech and CHARLESTON as if the recapitalization has occurred on September 30, 2009. The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2008 (the fiscal year of Paneltech, the accounting acquirer) combines the historical statements of operations of Paneltech and CHARLESTON for the year ended December 31, 2008 and gives pro forma effect to the recapitalization as if it were completed on January 1, 2008. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2009 combines the historical statements of operations of Paneltech and CHARLESTON for the nine months ended September 30, 2009 and gives pro forma effect to the recapitalization as if it were completed on January 1, 2009. References are made to the notes to the pro forma statements and a detailed explanation of these combinations.

The unaudited pro forma balance sheet and statements of operations should be read in conjunction with the separate historical consolidated financial statements of Paneltech for the years ended December 31, 2008 and 2007 and the unaudited historical consolidated financial statements of Paneltech for the nine months ended September 30, 2009 and 2008 appearing elsewhere and included in the Form 8-K/A of CHARLESTON as filed with the US Securities and Exchange Commission (“SEC”) on January 15, 2010, and the historical financial statements of CHARLESTON, as filed with the Securities and Exchange Commission and issued in its Form 10-K for the years ended March 31, 2009 and March 31, 2008 and its unaudited financial statements, as filed and issued in its Forms 10-Q for the quarters ended June 30, 2009, September 30, 2009 and December 31, 2009 and 2008.

These pro forma condensed combined financial statements may not be indicative of what would have occurred if the reverse acquisition had actually occurred on the indicated dates and they should not be relied upon as an indication of future results of operations.

Substance of the Transaction

•	In connection with the merger the registrant issued 61,759,852 shares of Common Stock to the Paneltech shareholders at a par value of $0.0001.
•	As of the date of the merger Charleston Basics had Common Stock shares outstanding of 6,543,720.

•
Immediately following the merger, the registrant raised $1,500,000 in proceeds through the issuance of Redeemable Convertible Preferred Stock of 2,726,550 shares at a par value of $0.0001. These shares are convertible into 13,632,750 shares of Common Stock as of the date of the merger. As part of the sale of the Preferred Stock, the registrant also issued warrants to purchase 4,544,250 shares of Common Stock at an exercise price of $0.12.  The Convertible Preferred Shares are redeemable at the right of the holder in three years at a redemption value of 2x the original issuance value.  Each share of preferred stock provides the holder with the right to receive dividends at a rate of 12%.

•
Immediately following the merger, the registrant purchased back 13,772,550 shares of Common Stock from a significant shareholder for $750,000 whereby $375,000 was paid in cash and a note was issued for $375,000 payable with interest at Prime.

•
Immediately following the merger, the registrant sold the assets of its tactical gear business for a nominal value to one of the former Chief Executive Officers of CHARLESTON who is also a shareholder of the Company.

•
Subsequent to December 23, 2009, the Company raised proceeds from the sale of preferred stock of $150,000 and issued warrants to purchase approximately 3,200,000 shares of Common Stock, some of which were issued in connection with the sale of preferred stock.

•	Recapitalization of shares outstanding and pro forma presentation of stockholders’ equity post reverse merger:

	Shares Outstanding

	Common	Treasury	Preferred
	Stock	Stock*	Stock	Warrants

Paneltech shareholders	61,759,852
Preferred sale			2,726,550	4,544,250
Collins’ buyback		(13,772,550)
Assets sold		(50,000)
Charleston pre-merger shares	6,543,720

	68,303,572	13,822,550	2,726,550	4,544,250

Pro forma Statement of Stockholders’ Equity – September 30, 2009

				Retained
			Additional	Earnings/
	Common Stock		Paid-In	Accumulated	Treasury
	Shares	Amount	Capital	(Deficit)	Stock*	Total

Balance-January 1, 2009	61,759,852	$6,176	$1,138,040	$747,145		$1,891,361

• Buyback of Collins Shares					$(750,000)	(750,000)
• Assets sold to former Chief
Executive Officer			2,045		(2,045)
• Derivative warrants			(90,000)			(90,000)
• Distributions to shareholders				(450,960)		(450,960)
• Acquisition of shares of
CHARLESTON	6,543,720	654	(654)
• Recapitalization of Paneltech
LLC since date of merger			(468,877)	468,877
• Net loss for nine months				(783,062)		(783,062)

Balance-September 30, 2009	68,303,572	$6,830	$580,554	$(18,000)	$(752,045)	$(182,661)

*These Treasury shares are to be cancelled in 2010.

Paneltech International LLC and Charleston Basics, Inc.
Pro Forma Condensed Combined Balance Sheet
For the Nine Months Ended September 30, 2009
(Unaudited)

			(a)	Pro Forma Adjustments
			Consolidated
		(b)	Paneltech
	Note	Charleston	International			Pro Forma
	Ref.	Basics Inc.	LLC	Debit	Credit	Combined

CURRENT ASSETS
Cash	d,e,g	$261,503	$2,330	$1,500,000	$636,503	$1,127,320
Accounts receivable, less allowance for doubtful accounts	d	28,114	1,118,494		28,114	1,118,494
Inventories			1,963,652			1,963,652
Prepaid expenses and other current assets			32,426			32,426
Property and equipment net			2,048,349			2,048,349
Other assets	f		85,983		85,000	983
Deferred loan costs, net of accumulated amortization			28,952			28,952
Intangible assets, net of accumulated amortization			220,500			220,500
TOTAL ASSETS		289,617	5,500,686	1,500,000	749,617	6,540,686

CURRENT LIABILITIES
Line of credit			1,442,372			1,442,372
Accounts payable	d	62,056	532,725	62,056		532,725
Accrued expenses and other current liabilities	d	17,779	225,259	17,779		225,259
Loans and notes	d,g,h	211,827		211,827	825,960	825,960
Current maturities of long-term debt			305,067			305,067
Capital lease obligations			16,427			16,427
Long term debt, less current maturities			1,841,623			1,841,623
Derivative obligation – warrants	i				90,000	90,000
Capital lease obligations, less current portion			28,914			28,914
TOTAL LIABILITIES		291,662	4,392,387	291,662	915,960	5,308,347

REDEEMABLE CONVERTIBLE PREFERRED STOCK	e			85,000	1,500,000	1,415,000

EQUITY
Members equity	c		1,108,299	1,891,361	783,062
Common stock par value	c,d	654		654	6,830	6,830
Additional paid in capital	c,d	270,806		830,337	1,140,085	580,554
Accumulated deficit	c,d	(273,505)		1,234,022	1,489,527	(18,000)
Treasury stock	g			752,045		(752,045)
TOTAL EQUITY		(2,045)	1,108,299	4,708,419	3,419,504	(182,661)

TOTAL LIABILITIES AND EQUITY		$289,617	$5,500,686	5,085,081	5,835,464	$6,540,686

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

(a)	Derived from the unaudited balance sheet of Paneltech as of September 30, 2009 included in a Form 8-K/A of CHARLESTON as filed with the SEC on January 15, 2010.

(b)	Derived from the unaudited balance sheet of CHARLESTON as of September 30, 2009 included in its Form 10-Q filed with the SEC.

(c)
Reflects the recapitalization of Paneltech pursuant to the merger. It is based upon the exchange of all of the common shares of Paneltech being exchanged for 61,759,852 shares of common stock of CHARLESTON.

(d)	Reflects the elimination of CHARLESTON assets and liabilities which were acquired in the merger transaction and then immediately sold.

(e)	Issuance of Series A Convertible Preferred Stock, par value $.0001 for the issuance of 2,726,500 shares for $1.5 million.

(f)	Estimated transaction related costs for preferred stock issued and cash received from the Offering.

(g)	Buy back of Collins’ interest of 13,772,500 shares for $375,000 in cash and a note of $375,000.

(h)	Issuance of notes for $450,960 to former Members of Paneltech for tax distributions.

(i)	Derivative obligations for warrants based on a preliminary valuation from an outside independent appraisal.

Paneltech International LLC and Charleston Basics, Inc.
Pro Forma Condensed Combined Statement of Operations
For the Nine Months Ended September 30, 2009
(Unaudited)

			(a)	Pro Forma Adjustments
			Consolidated
		(b)	Paneltech
	Note	Charleston	International			Pro Forma
	Ref.	Basics Inc.	LLC	Debit	Credit	Combined

Net Sales	c	$56,221	$6,979,912	$56,221	$-	$6,979,912

Cost of Sales	c	37,597	5,416,963	-	37,597	5,416,963

Gross Profit		18,624	1,562,949	56,221	(37,597)	1,562,949

Operating Expenses	c	71,433	2,203,584	-	71,433	2,203,584

Operating Income		(52,809)	(640,635)	56,221	(109,030)	(640,635)

Interest Expense	g	-	(142,427)	(41,000)	-	(183,427)

Net Loss before Income Taxes		(52,809)	(783,062)	15,221	(109,030)	(824,062)

Provision for Income Taxes	c	671	-	-	671	-

Net Loss	c	(53,480)	(783,062)	15,221	(109,701)	(824,062)

Accretion of Convertible Preferred Stock to redemption value	f	-	-	(396,000)	-	(396,000)

Preferred stock dividends	e	-	-	(135,000)	-	(135,000)

Net loss attributable to common stockholders		$(53,480)	$(783,062)	$(515,779)	$(109,701)	$(1,355,062)

Pro Forma weighted average common shares outstanding:
Basic and diluted		6,543,720				54,481,022

Pro Forma (loss) per common share:
Basic and diluted		$(0.01)				$(0.03)

Paneltech International LLC and Charleston Basics, Inc.
Pro Forma Condensed Combined Statement of Operations
For the Year Ended December 31, 2008
(Unaudited)

			(a)	Pro Forma Adjustments
			Consolidated
		(b)	Paneltech
	Note	Charleston	International			Pro Forma
	Ref.	Basics Inc.	LLC	Debit	Credit	Combined

Net Sales	c	$442,222	$17,405,486	$442,222	$-	$17,405,486

Cost of Sales	c	360,105	13,412,884	-	360,105	13,412,884

Gross Profit		82,117	3,992,602	442,222	(360,105)	3,992,602

Operating Expenses	c	176,305	2,049,992	-	176,305	2,049,992

Operating Income		(94,188)	1,942,610	442,222	(536,410)	1,942,610

Interest Expense	g	-	(254,380)	(54,000)	-	(308,380)

Net (Loss) Income before Income Taxes		(94,188)	1,688,230	388,222	(536,410)	1,634,230

Income Taxes	c,d	929	-	650,000	929	650,000

Net (Loss) Income	c	(95,117)	1,688,230	(261,778)	(537,339)	984,230

Accretion of Convertible Preferred Stock to redemption value	f	-	-	(180,000)	-	(180,000)

Preferred stock dividends	g	-	-	(528,000)	-	(528,000)

Net (loss) income attributable to common stockholders		$(95,117)	$1,688,230	$(969,778)	$(537,339)	$276,230

Pro Forma weighted average common shares outstanding:
Basic and diluted		6,543,720				54,481,022

Pro Forma (loss) income per common share:
Basic and diluted		$(0.02)				$0 .01

NOTES TO UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENTS OF OPERATIONS

(a)
Derived from the audited income statements  of Paneltech for the year ended December 31, 2008 and the unaudited consolidated statement of operations of Paneltech for the nine months ended September 30, 2009.

(b)
Derived from the audited income statements of CHARLESTON for the year ended March 31, 2009 and 2008 and included in its Form 10-K filed with the SEC and the unaudited quarterly financial statements for 2009 and 2008 included in its Forms 10-Q’s filed with the SEC. The results of operations of CHARLESTON for the year ended December 31, 2008 were derived by adding the nine months ended December 31, 2008 to and deducting the nine months ended December 31, 2007 from the results of operations for the year ended March 31, 2008. The results of operations of CHARLESTON for the nine months ended September 30, 2009 were derived by adding the six months ended September 30, 2009 to and deducting the nine months ended December 31, 2008 from the results of operations for the year ended March 31, 2009.

(c)	Reflects elimination of operations of CHARLESTON. These operations were sold immediately following the merger.

(d)	Pro forma income taxes of Paneltech.

(e)	Dividends on preferred stock.

(f)	Accretion of Convertible Preferred Stock to redemption value.

(g)	Interest on Paneltech and Collins’ notes.